ASA LIMITED                                                  36 WIERDA ROAD WEST
(INCORPORATED IN THE REPUBLIC OF SOUTH AFRICA)            WIERDA VALLEY, SANDTON
                                                                    SOUTH AFRICA

TO THE SHAREHOLDERS:

     At February 29, 2000 the Company's net assets were equivalent to R135.18 ($21.36) per share. This compares with R138.62 ($22.51) per share at November 30, 1999 the end of the Company's previous fiscal year. Net asset values are computed in terms of rand, the currency of the Republic of South Africa, and then converted to United States dollars at the rand exchange rate as described in Note (1)B, on page 7. The most recent net asset value similarly calculated was R133.04 ($20.53) per share at March 23, 2000 at which date our shares sold at a market price of $17.4375 per share, a discount of 15.1% to the net asset value.

     Net investment income for the three months ended February 29, 2000 was equivalent to $.20 per share vs. $.26 for the same period last year. The Board of Directors declared a dividend of $.15 per share on February 4, 2000 payable February 25, 2000 to shareholders of record on February 18, 2000.

     On February 17th the World Gold Council announced that gold demand in the 27 countries they monitor rose by more than 20% in 1999 to reach a new record level of 3278 tons. This growth was derived primarily from strong demand in India, Pakistan and the United States. Contributing to the record results was a 23% increase in jewelry demand year over year, and an 8% increase in investment demand.

     In recent months there have been several important developments affecting the gold market. These developments encourage us to believe that much of the downward pressure on the gold lies in the past. The reasons for this view include the following:

     o Central Bank sales have become more predictable and controlled. The Washington agreement in September between fifteen Central Banks, representing 85% of official gold holdings, placed a limit for five years on official sales and lending activities. Official sales can and will continue but will be subject to these constraints. The Bank of the Netherlands announced, on March 1st, that it had sold 100 tons of gold since December. They further stated that, depending on conditions, they will be back in the market in September to sell an additional 200 tons of gold over the next four years. This amount should be easily absorbed over that period of time.

     The Bank of England will offer 25 tons for sale at auction on March 21st, completing the sale of the first tranche of 125 tons of the 415 tons scheduled for sale. Starting in May they will again commence bi-monthly auctions of 25 tons each until 150 more tons have been sold.

     The Swiss National Bank is planning sales of 1300 tons which they promise to bring to market over the next few years in an orderly fashion.

     o In early February, Placer Dome announced a planned hedge reduction of over 2 million ounces. Hedge reduction by other important mines should combine to reduce supply from this source by an estimated 200 tons. These hedge reductions should reduce the supply of gold to the market and enhance gold's already favorable supply and demand ratio.

     o Most commodity prices have been rising. Gold has not been keeping up. The price of an ounce of gold is now at a record low relative to the price of a barrel of oil.

     Platinum and palladium reached panic highs in February at $581 and $800 per ounce respectively. Now with the prospect of Russian supplies coming back into the market after a long delay, the price has backed off but is still very volatile. Although the stocks of our platinum mining companies are down from their highs, their upward trend over the past few years has contributed positively to our investment results.

     De Beers released its financial results for 1999 on March 8th. Headline earnings were 40% higher in rand terms than in 1998, rising from 919c to 1291c. During the year the company improved its cash flow from current operations to $2 billion from $70 million, while reducing its debt. This will make it possible to internally finance future acquisitions. The company stated that its strong balance sheet makes it highly unlikely that it will wind down its 35% Anglo American stake which now makes up about 93% of DeBeer's non-diamond business. In addition, the company has shed a number of noncore businesses during the past year and, as a result, has come a long way in simplifying its formerly complex business structure.

     In recent weeks the rand declined from 6.16 to about 6.5 to the U.S. dollar. The decline has been attributed to: concern over rising oil prices, the dollar's strength against the Euro, the effect of the flood in Mozambique and in northwest South Africa, and uncertainty as to South African monetary policy in response to these concerns. Recent recovery in the rand has been prompted by the International Monetary Fund's favorable report on South Africa's financial sector.

                                                 Robert J.A. Irwin
March 24, 2000                                   CHAIRMAN OF THE BOARD

SCHEDULE OF INVESTMENTS
(Note 1)

February 29, 2000
(Unaudited)


-------------------------------------------------------------------------------------------------------------
                                                   Number of    South African   United States     Percent of
      Name of Company                                 Shares             Rand         Dollars     Net Assets
-------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF GOLD MINING COMPANIES

      SOUTH AFRICAN GOLD MINES
      Anglogold Limited                            1 194 947     R393 137 563                           30.3%
      Gold Fields Limited                         10 794 979      317 372 382                           24.5
      Western Areas Gold Mining Company Limited      600 300       12 486 240                            1.0
      Harmony Gold Mining Company Limited            152 000        6 004 000                             .5
-------------------------------------------------------------------------------------------------------------
                                                                  729 000 185   $ 115 165 906           56.3
-------------------------------------------------------------------------------------------------------------
      Canadian Gold Mines
      Barrick Gold Corporation                       282 000       29 119 320                            2.2
      Franco-Nevada Mining Corporation Limited       306 460       22 475 776                            1.7
      Placer Dome Incorporated                       365 312       20 234 631                            1.6
-------------------------------------------------------------------------------------------------------------
                                                                   71 829 727      11 347 508            5.5
-------------------------------------------------------------------------------------------------------------
                                                                  800 829 912     126 513 414           61.8
-------------------------------------------------------------------------------------------------------------
      OPTIONS

      Randfontein Estates                             16 700           50 100           7 915           --
-------------------------------------------------------------------------------------------------------------
      ORDINARY SHARES OF OTHER COMPANIES

      Anglo American Platinum
        Corporation Limited                        1 014 800      182 664 000                           14.1
      Anglo American Corporation PLC                 320 000       91 008 000                            7.0
      De Beers Consolidated Mines
        Limited/Centenary AG                       1 001 300      139 180 700                           10.7
      Impala Platinum Holdings Limited               262 700       59 370 200                            4.6
-------------------------------------------------------------------------------------------------------------
                                                                  472 222 900      74 600 774           36.4
-------------------------------------------------------------------------------------------------------------
      Total Investments, at Market Value                        1 273 102 912     201 122 103           98.2
      CASH AND OTHER ASSETS LESS PAYABLES                          24 646 528       3 913 755            1.8
-------------------------------------------------------------------------------------------------------------
      Total Net Assets                                        R 1 297 749 440   $ 205 035 858          100.0%
-------------------------------------------------------------------------------------------------------------

The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. There is no assurance that the valuations at which the Company's investments are carried could be realized upon sale.

The notes to the financial statements form an integral part of these statements.

STATEMENTS OF ASSETS AND LIABILITIES


(Unaudited)


-------------------------------------------------------------------------------------------------------------------------
                                                              February 29, 2000                February 28, 1999
                                                        South African   United States   South African     United States
      Assets                                                     Rand         Dollars            Rand           Dollars
-------------------------------------------------------------------------------------------------------------------------
      Investments, at market value (Note 1)
        Gold mining companies--
          Cost R 194 834 006   $ 91 377 489 in 2000
               R 152 101 364   $ 84 770 394 in 1999    R  800 880 012    $126 521 329    R574 815 430     $  93 162 955
        Other companies--
          Cost R  80 132 354   $ 34 342 056 in 2000
               R  80 132 354   $ 34 342 056 in 1999       472 222 900      74 600 774     301 281 720        48 830 100
-------------------------------------------------------------------------------------------------------------------------
                                                        1 273 102 912     201 122 103     876 097 150       141 993 055
      Cash in banks                                         5 805 499         917 141      20 387 236         3 304 251
      Bank time deposits                                           --              --       3 085 000           500 000
      Receivable for securities sold                               --              --      51 970 884         8 423 158
      Dividends and interest receivable                    15 458 088       2 442 036      16 884 424         2 736 535
      Other assets                                          4 148 861         675 577         813 839           147 855
-------------------------------------------------------------------------------------------------------------------------
      Total assets                                      1 298 515 360     205 156 857     969 238 533       157 104 854
-------------------------------------------------------------------------------------------------------------------------

      LIABILITIES
-------------------------------------------------------------------------------------------------------------------------
      Accounts payable and accrued liabilities                765 920         120 999         528 760            85 699
      Payable for securities purchased                             --              --      15 241 637         2 470 282
-------------------------------------------------------------------------------------------------------------------------
      Total liabilities                                       765 920         120 999      15 770 397         2 555 981
-------------------------------------------------------------------------------------------------------------------------

      NET ASSETS (shareholders' investment)
-------------------------------------------------------------------------------------------------------------------------
      Ordinary (common) shares R0.25 nominal
         (par) value
        Authorized: 24,000,000 shares
        Issued & Outstanding: 9,600,000 shares              2 400 000       3 360 000       2 400 000         3 360 000
      Share premium (capital surplus)                      19 636 586      27 489 156      19 636 586        27 489 156
      Undistributed net investment income                  22 570 199      56 705 039      26 989 555        57 422 166
      Undistributed net realized gain (loss)
         from foreign currency transactions                 5 876 576     (28 645 271)      4 253 064       (36 555 133)
      Undistributed net realized gain on
         investments                                      243 499 635      71 253 751     249 152 049        80 474 837
      Net unrealized appreciation on
         investments                                      998 176 821      75 402 490     643 903 700        22 880 536
      Net unrealized appreciation
         (depreciation) on translation
         of assets and liabilities in
         foreign currency                                   5 589 623        (529 307)      7 133 182          (522 689)
-------------------------------------------------------------------------------------------------------------------------
      Net assets                                       R1 297 749 440    $205 035 858    R953 468 136      $154 548 873
-------------------------------------------------------------------------------------------------------------------------
      Net asset value per share                               R135.18          $21.36         R 99.32            $16.10
=========================================================================================================================

     The notes to the financial statements form an integral part of these statements.

     The closing price of the Company's shares on the New York Stock Exchange was $18.375 per share on February 29, 2000 and $15.625 per share on February 28, 1999.

STATEMENTS OF OPERATIONS



(Unaudited)                                                          Three months ended
-----------------------------------------------------------------------------------------------------------------------
                                                               February 29, 2000               February 28, 1999
                                                        South African   United States   South African   United States
                                                                 Rand         Dollars            Rand         Dollars
-----------------------------------------------------------------------------------------------------------------------
    Investment income
        Dividends                                      R  15 379 413      $ 2 439 922    R 17 549 629     $ 2 850 313
        Interest                                             228 333           36 664         708 677         117 512
-----------------------------------------------------------------------------------------------------------------------
                                                          15 607 746        2 476 586      18 258 306       2 967 825
-----------------------------------------------------------------------------------------------------------------------
    Expenses
        Shareholders' report and proxy expenses              431 335           68 520         453 058          75 435
        Directors' fees and expenses                         821 353          130 805         588 976          97 965
        Salaries                                             493 830           79 754         450 370          76 372
        Other administrative expenses                        538 540           87 011         507 727          86 697
        Transfer agent, registrar and custodian              130 618           20 635         140 410          23 220
        Professional fees and expenses                       300 801           48 635         194 099          32 708
        Insurance                                            140 232           22 632         139 376          23 315
        Other                                                489 943           78 808         562 797          93 645
-----------------------------------------------------------------------------------------------------------------------
                                                           3 346 652          536 800       3 036 813         509 357
-----------------------------------------------------------------------------------------------------------------------
    Net investment income                                 12 261 094        1 939 786      15 221 493       2 458 468
=======================================================================================================================
    Net realized and unrealized gain (loss) from
      investments and foreign currency transactions
    Net realized gain from investments
      Proceeds from sales                                         --               --      68 886 627      11 384 059
      Cost of securities sold                                     --               --      27 106 337       3 819 287
-----------------------------------------------------------------------------------------------------------------------
    Net realized gain from investments                            --               --      41 780 290       7 564 772
-----------------------------------------------------------------------------------------------------------------------
     Net realized gain (loss) from foreign
      currency transactions
      Investments                                                 --               --              --      (9 630 594)
      Foreign currency transactions                          271 008         (397 983)         24 859        (189 404)
-----------------------------------------------------------------------------------------------------------------------
    Net realized gain (loss) from foreign
      currency transactions                                  271 008         (397 983)         24 859      (9 819 998)
-----------------------------------------------------------------------------------------------------------------------
    Net (decrease) in unrealized appreciation
      on investments
      Balance, beginning of period                     1 034 686 836       86 494 686     778 778 375      49 646 548
      Balance, end of period                             998 176 821       75 402 490     643 903 700      22 880 536
-----------------------------------------------------------------------------------------------------------------------
    Net (decrease) in unrealized appreciation            (36 510 015)     (11 092 196)   (134 874 675)    (26 766 012)
-----------------------------------------------------------------------------------------------------------------------
    Net unrealized appreciation (depreciation)
      on translation of assets and liabilities
      in foreign currency                                     64 010          (25 197)      1 694 378          22 106
-----------------------------------------------------------------------------------------------------------------------
    Net realized and unrealized (loss) from
      investments and foreign currency                   (36 174 997)     (11 515 376)    (91 375 148)    (28 999 132)
-----------------------------------------------------------------------------------------------------------------------
    Net (decrease) in net assets resulting
      from operations                                  R (23 913 903)     $(9 575 590)  R (76 153 655)   $(26 540 664)
=======================================================================================================================

    The notes to the financial statements form an integral part of these statements.

Statements of surplus and statements of changes in net assets


(Unaudited)

                                                          Three months ended
-----------------------------------------------------------------------------------------------------------------------
                                                              February 29, 2000             February 28, 1999
                                                       South African  United States   South African  United States
      STATEMENTS OF SURPLUS                                     Rand        Dollars            Rand        Dollars
-----------------------------------------------------------------------------------------------------------------------
      Share premium (capital surplus)
          Balance, beginning and end of period          R 19 636 586    $27 489 156    R 19 636 586   $ 27 489 156
-----------------------------------------------------------------------------------------------------------------------
      Undistributed net investment income
          Balance, beginning of period                  R 19 424 305    $56 205 253    R 20 681 662   $ 56 403 698
          Net investment income for the period            12 261 094      1 939 786      15 221 493      2 458 468
-----------------------------------------------------------------------------------------------------------------------
                                                          31 685 399     58 145 039      35 903 155     58 862 166
          Dividends paid                                  (9 115 200)    (1 440 000)     (8 913 600)    (1 440 000)
-----------------------------------------------------------------------------------------------------------------------
          Balance, end of period                        R 22 570 199    $56 705 039    R 26 989 555   $ 57 422 166
-----------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain (loss) from
        foreign currency transactions
          Balance, beginning of period                   R 5 605 568   $(28 247 288)    R 4 228 205   $(19 096 561)
          Net realized gain (loss) for the period            271 008       (397 983)         24 859     (9 819 998)
-----------------------------------------------------------------------------------------------------------------------
          Balance, end of period                         R 5 876 576   $(28 645 271)    R 4 253 064   $(28 916 559)
-----------------------------------------------------------------------------------------------------------------------
      Undistributed net realized gain on investments
          (Computed on identified cost basis)
          Balance, beginning of period                 R 243 499 635    $71 253 751   R 207 371 759   $ 65 271 491
          Net realized gain for the period                        --             --      41 780 290      7 564 772
-----------------------------------------------------------------------------------------------------------------------
          Balance, end of period                       R 243 499 635    $71 253 751   R 249 152 049   $ 72 836 263
-----------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation
        on investments
          Balance, beginning of period               R 1 034 686 836    $86 494 686   R 778 778 375   $ 49 646 548
          (Decrease) for the period                      (36 510 015)   (11 092 196)   (134 874 675)   (26 766 012)
-----------------------------------------------------------------------------------------------------------------------
          Balance, end of period                       R 998 176 821    $75 402 490   R 643 903 700   $ 22 880 536
-----------------------------------------------------------------------------------------------------------------------
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency
          Balance, beginning of period                   R 5 525 613    $  (504 110)  R   5 438 804   $   (544 795)
          Net unrealized appreciation (depreciation)
            for the period                                    64 010        (25 197)      1 694 378         22 106
-----------------------------------------------------------------------------------------------------------------------
          Balance, end of period                         R 5 589 623    $  (529 307)  R   7 133 182   $   (522 689)
=======================================================================================================================


                                                                     Three months ended
-----------------------------------------------------------------------------------------------------------------------
                                                              February 29, 2000             February 28, 1999
                                                       South African  United States   South African  United States
      STATEMENTS OF CHANGES IN NET ASSETS                       Rand        Dollars            Rand        Dollars
-----------------------------------------------------------------------------------------------------------------------
      Net investment income                             R 12 261 094   $  1 939 786    R 15 221 493   $  2 458 468
      Net realized gain from investments                          --             --      41 780 290      7 564 772
      Net realized gain (loss) from foreign currency
        transactions                                         271 008       (397 983)         24 859     (9 819 998)
      Net (decrease) in unrealized appreciation
        on investments                                   (36 510 015)   (11 092 196)   (134 874 675)   (26 766 012)
      Net unrealized appreciation (depreciation) on
        translation of assets and liabilities in
        foreign currency                                      64 010        (25 197)      1 694 378         22 106
-----------------------------------------------------------------------------------------------------------------------
                                                         (23 913 903)    (9 575 590)    (76 153 655)   (26 540 664)
      Dividends paid from net investment income           (9 115 200)    (1 440 000)     (8 913 600)    (1 440 000)
-----------------------------------------------------------------------------------------------------------------------
      Total (decrease)                                   (33 029 103)   (11 015 590)    (85 067 255)   (27 980 664)
      Net assets, beginning of period                  1 330 778 543    216 051 448   1 038 535 391    182 529 537
-----------------------------------------------------------------------------------------------------------------------
      Net assets, end of period                       R1 297 749 440   $205 035 858   R 953 468 136   $154 548 873
=======================================================================================================================

      The notes to the financial statements form an integral part of these statements.

                          NOTES TO FINANCIAL STATEMENTS
                                FEBRUARY 29, 2000
                                   (Unaudited)

     (1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES--The following is a summary of the Company's significant accounting policies:

          A. INVESTMENTS

     Security transactions are recorded on the respective trade dates. Securities owned are reflected in the accompanying financial statements at quoted market value. The difference between cost and current market value is reflected separately as net unrealized appreciation (depreciation) on investments. The net realized gain or loss from the sale of securities is determined for accounting purposes on the basis of the cost of specific certificates.

     Substantially all shares in the Company's portfolio are traded on the Johannesburg Stock Exchange. The Company cannot trade in securities markets other than the Johannesburg Stock Exchange without permission of the South African Exchange Control Authorities.

     Quoted market value of those shares traded on the Johannesburg Stock Exchange or other stock exchanges, as applicable, represents the last recorded sales price on the financial statement date, or the mean between the closing bid and asked prices of those securities not traded on that date. In the event that a mean price cannot be computed due to the absence of either a bid or an asked price, then the bid price plus 1% or the ask price less 1%, as applicable, is used.

     There is no assurance that the valuation at which the Company's investments are carried could be realized upon sale.

          B. TRANSLATION OF SOUTH AFRICAN RAND INTO UNITED STATES DOLLARS

     The Company's accounts are maintained in rand, the currency of the Republic of South Africa. United States dollar amounts are shown solely for the convenience of United States shareholders. The Company translates rand into U.S. dollars at the current rand exchange rate in computing its net asset values. At February 29, 2000, the rand exchange rate was approximately R6.33 to the dollar ($.16 to the rand).

     United States dollar equivalents have been determined at appropriate rates of exchange as follows:

               (i) Purchases, sales, receipts and expenditures are translated at the approximate official rates of exchange in effect at the respective dates of such transactions.

               (ii) Assets, including investment securities, at quoted market value (Note (1) A), and liabilities at each reporting date are translated at the official exchange rate in effect at such date.

               (iii) Ordinary shares outstanding and share premium (capital surplus) accounts are translated at historical rates, averaging $1.40 to the rand.

          C. EXCHANGE GAINS AND LOSSES

     The Company records exchange gains and losses in accordance with the provisions of the American Institute of Certified Public Accountants Statement of Position 93-4, Foreign Currency Accounting and Financial Statement Presentation for Investment Companies ("SOP"). The SOP requires separate disclosure in the accompanying financial statements of net realized gain (loss) from foreign currency transactions, and inclusion of unrealized gain (loss) on the translation of currency as part of net unrealized appreciation (depreciation) on translation of assets and liabilities in foreign currency.

          D. SECURITY TRANSACTIONS AND INVESTMENT INCOME

     There were no purchases or sales of securities for the three months ended February 29, 2000. During the three months ended February 28, 1999 sales of securities amounted to $11,384,059 and purchases of securities amounted to $2,470,282. Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date (the date on which the securities would be sold ex-dividend). Interest income is recognized on the accrual basis.

          E. DISTRIBUTIONS TO SHAREHOLDERS

     Dividends to shareholders are recorded on the ex-dividend date.

          F. USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that effect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses for the period. Actual results could differ from those estimates.

     (2) TAX STATUS OF THE COMPANY--There is no South African tax on dividends received by the Company and it is exempt from tax on gains realized on the sale of securities, provided, as has been the Company's practice, that its purchases of securities are made for investment purposes. Effective June 1992, the Company is no longer subject to tax on interest income. Exemption has been granted to the Company from the payment of a Secondary Tax on Companies. The Company (a South African corporation) intends to conduct its business in a manner that will not subject it to United States income or capital gain taxes.

     The reporting for financial statement purposes of distributions made during the period from net investment income or net realized gains may differ from their ultimate reporting for U.S. federal income tax purposes. These differences primarily are caused by the separate line item reporting for financial statement purposes of foreign exchange gains or losses. See page 10 for additional tax information for United States shareholders.

     (3) CURRENCY EXCHANGE--There are exchange control regulations restricting the transfer of funds from South Africa. In 1958 the South African Reserve Bank, in the exercise of its powers under such regulations, advised the Company that the exchange control authorities would permit the Company to transfer to the United States in dollars both the Company's capital and its gross income, whether received as dividends or as profits on the sale of investments, at the current official exchange rate prevailing from time to time. Future implementation of exchange control policies could be influenced by national monetary considerations that may prevail at any given time.

     (4) RETIREMENT PLAN--Effective April 1, 1989, the Company established a defined contribution plan (the "Plan") to replace its previous pension plan. The Plan covers all full-time employees. The Company will contribute 15% of each covered employee's salary to the Plan. The Plan provides for immediate vesting by the employee without regard to length of service. During the three months ended February 29, 2000, there was no retirement plan expense and in the three months ended February 28, 1999, retirement plan expense aggregated R2,160 ($421). In addition, in 1998 the Company renewed an annuity policy owned by the Company, for the benefit of the Chairman, at an annual cost of $25,000 per year for five years.

FINANCIAL HIGHLIGHTS


                                                    Three months ended                        Year ended November 30
-----------------------------------------------------------------------------------------------------------------------------------
                                                 February 29 February 28
                                                        2000        1999
                                                          (Unaudited)           1999       1998         1997       1996      1995
-----------------------------------------------------------------------------------------------------------------------------------
                                                                  South African Rand
-----------------------------------------------------------------------------------------------------------------------------------
      PER SHARE OPERATING PERFORMANCE
      Net asset value, beginning of period          R 138.62     R 108.18   R 108.18   R  99.38     R 161.77   R 127.19  R 181.42
===================================================================================================================================
      Net investment income                             1.28         1.59       3.56       3.59         4.43       4.52      5.17
      Net realized gain (loss) from investments           --         4.35       3.76       1.91           --       1.50      2.39
      Net realized gain (loss) from foreign
        currency transactions                            .03           --        .14        .19          .11       (.12)      .10
      Net increase (decrease) in net unrealized
        appreciation on investments                    (3.80)      (14.05)     26.66       7.61       (61.40)     34.03    (54.67)
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency                   --          .18        .01       (.09)         .02        .62       .01
-----------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                 (2.49)       (7.93)     34.13      13.21       (56.84)     40.55    (47.00)
      Less dividends and distributions                  (.95)        (.93)     (3.69)     (4.41)       (5.55)     (5.97)    (7.23)
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period                R 135.18     R  99.32   R 138.62   R 108.18     R  99.38   R 161.77  R 127.19
===================================================================================================================================
                                                                 United States Dollars
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, beginning of period          $  22.51     $  19.01   $  19.01   $  20.45     $  35.09   $  34.66  $  51.10
-----------------------------------------------------------------------------------------------------------------------------------
      Net investment income                              .20          .26        .58        .66          .97       1.10      1.43
      Net realized gain (loss) from investments           --          .79        .62        .32           --      0 .39       .65
      Net realized (loss) from foreign
        currency transactions                           (.04)       (1.02)      (.95)      (.11)          --       (.71)     (.93)
      Increase (decrease) in net unrealized
        appreciation on investments                    (1.16)       (2.79)      3.84      (1.49)      (14.41)      1.05    (15.58)
      Net unrealized appreciation (depreciation)
        on translation of assets and
        liabilities in foreign currency                   --           --        .01       (.02)          --         --      (.01)
-----------------------------------------------------------------------------------------------------------------------------------
      Total from investment operations                 (1.00)       (2.76)      4.10       (.64)      (13.44)      1.83    (14.44)
      Less dividends and distributions                  (.15)        (.15)      (.60)      (.80)       (1.20)     (1.40)    (2.00)
-----------------------------------------------------------------------------------------------------------------------------------
      Net asset value, end of period                $  21.36     $  16.10   $  22.51   $  19.01     $  20.45   $  35.09  $  34.66
===================================================================================================================================
      Market value per share, end of period         $ 19.130     $ 15.625   $ 19.125   $ 19.125     $ 20.625   $ 37.625  $ 39.000
      TOTAL INVESTMENT RETURN(1)
      Based on market value per share                  (3.15%)     (17.53%)     3.44%     (3.30%)     (42.86%)     (.28%)   (6.36%)
      RATIOS TO AVERAGE NET ASSETS(1)
      Expenses                                           .25%         .31%      1.13%      1.15%         .71%       .49%      .53%
      Net investment income                              .91%        1.52%      3.02%      3.34%        3.25%      2.72%     3.47%
      SUPPLEMENTAL DATA:
      Net assets, end of period (000 omitted)       $205 036     $154 549   $216 051   $182 530     $196 301   $336 882  $332 691
      Portfolio turnover rate                             --         1.60%      6.66%      1.06%          --       1.79%     2.40%

      Per share calculations are based on the 9,600,000 shares outstanding.
      (1) Determined in dollar terms.


SUPPLEMENTARY INFORMATION

Three months ended  February 29, 2000 (Unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               South African Rand
-----------------------------------------------------------------------------------------------------------------------------------
Certain fees incurred by the company
      Directors' fees                                                                                                   R 356 468
      Officers' salaries                                                                                                  305 163
      Arthur Andersen (Auditors)                                                                                          114 985
      Ranquin Associates (South African Secretary)                                                                        142 500

             CERTAIN TAX INFORMATION FOR UNITED STATES SHAREHOLDERS

     From December 1, 1963 through November 30, 1987, the Company was treated as a "foreign investment company" for United States federal income tax purposes pursuant to Section 1246 of the Internal Revenue Code (the "Code"). Under
Section 1246 of the Code, a United States shareholder who has held his shares of the Company for more than one year is subject to tax at ordinary income tax rates on his profit (if any) on a sale of his shares to the extent of his "ratable share" of the Company's earnings and profits accumulated between December 1, 1963 and November 30, 1987. If such shareholder's profit on the sale of his shares exceeds such ratable share and he held his shares for more than one year, then, subject to the discussion below regarding the United States federal income tax rules applicable to taxable years of the Company beginning after November 30, 1987, he is subject to tax at long term capital gain rates on the excess.

     The Company's per share earnings and profits accumulated (undistributed) in each of the fiscal years from 1964 through 1987 is given below in United States currency. All the per share amounts give effect to the two-for-one stock splits that became effective on May 10, 1966, May 10, 1973 and May 9, 1975. All the per share amounts reflect distributions through November 30, 1999.

          YEAR ENDED NOVEMBER 30                   PER YEAR           PER DAY
           ---------------------                    -------           -------
                  1964......................         $ .042           $.00012
                  1965......................           .067            .00019
                  1966......................           .105            .00029
                  1967......................           .277            .00076
                  1968......................           .241            .00066
                  1969......................           .461            .00126
                  1970......................           .218            .00060
                  1971......................           .203            .00056
                  1972......................           .445            .00122
                  1973......................           .497            ,00136
                  1974......................          1.151            .00316
                  1975......................           .851            .00233
                  1976......................           .370            .00101
                  1977......................           .083            .00023
                  1978......................           .357            .00098
                  1979......................           .219            .00060
                  1980......................          1.962            .00538
                  1981......................           .954            .00261
                  1982......................           .102            .00028
                  1983......................            -0-               -0-
                  1984......................            -0-               -0-
                  1985......................          (.151)          (.00041)
                  1986......................            -0-               -0-
                  1987......................            -0-               -0-

     Under rules enacted by the Tax Reform Act of 1986, the Company became a "passive foreign investment company" (a "PFIC") on December 1, 1987. The manner in which these rules apply depends on whether a United States shareholder elects either to treat the PFIC as a qualified electing fund ("QEF") with respect to his interest therein, or for taxable years of such United States shareholder beginning after December 31, 1997, to "mark-to-market" his PFIC shares as of the close of each taxable year.

     In general, if a United States shareholder of the Company does not make either such election, any gain realized on the direct or indirect disposition of Company stock by the United States shareholder will be treated as ordinary income. In addition, such non-electing United States shareholder will be subject to an "interest charge" on part of his tax liability with respect to such gain, as well as with respect to certain "excess distributions" made by the Company. Furthermore, shares held by such non-electing United States shareholder may be denied the benefit of any otherwise applicable increase in tax basis at death. Under proposed regulations, a "disposition" would immune a U.S. taxpayer becoming a nonresident alien.

     If the United States shareholder elects to treat the Company as a QEF with respect to his interest therein for the first year he holds his shares during which the Company is a PFIC (or who later makes the QEF election and also elects to treat his interest generally as if it were sold on thc first day of thc first taxable year of the Company for which the QEF election is effective), the rules described in the preceding paragraph generally will not apply. Instead, the electing United States shareholder would include annually in his gross income his pro rata share of the Company's ordinary earnings and not capital gain (his "QEF" inclusion) regardless of whether such income or gain was actually distributed. A United States shareholder who made the QEF election for the first year he held his shares during which the Company was a PFIC (or who later made the election and also elected to treat his interest generally as if it were sold on the first day of the first taxable year of the Company for which the QEF election is effective) would recognize capital gain on any profit from the actual sale of his shares if those shares were held as capital assets, except to the extent of the shareholder's ratable share of the earnings and profits of thc Company accumulated between December 1, 1963 and November 30, 1987, as described above.

     Alternatively, if the United States shareholder makes the mark-to-market election with respect to regularly-traded PFIC stock for taxable years beginning on or after January 1, 1998, such electing United States shareholder would be required annually to report any unrealized gain with respect to such shareholder's stock as an item of ordinary income, and any unrealized loss would be permitted as an ordinary loss, but only to the extent of previous inclusions of ordinary income. Any gain subsequently realized by the electing United States shareholder on a sale or other disposition of the PFIC stock also would be treated as ordinary income, but such United States shareholder would not be subject to an interest charge on his resulting tax liability. Special rules would apply to a United States shareholder that held his PFIC stock prior to the first taxable year for which the mark-to-market election was effective.

     A more detailed discussion of the United States federal income tax rules applicable to PFICs, including information relating to the filing of QEF elections, may be found in the Company's 1999 Annual Report under the heading "Certain tax information for United States shareholders."

     DUE TO THE COMPLEXITY OF THE APPLICABLE TAX RULES, UNITED STATES SHAREHOLDERS OF THE COMPANY ARE STRONGLY URGED TO CONSULT THEIR OWN TAX ADVISORS CONCERNING THE IMPACT OF THESE RULES ON THEIR INVESTMENT IN THE COMPANY AND ON THEIR INDIVIDUAL SITUATIONS.

               ASA LIMITED

               Incorporated in the
               Republic of South Africa

               (Registration No. 58/01920/06)

DIRECTORS

HENRY R. BRECK           ROBERT J.A. IRWIN
  (U.S.A.)                 (U.S.A.)

HARRY M. CONGER          MALCOLM W. MACNAUGHT
  (U.S.A.)                 (U.S.A.)

CHESTER A. CROCKER       RONALD L. MCCARTHY
  (U.S.A.)                 (South Africa)

JOSEPH C. FARRELL        ROBERT A. PILKINGTON
  (U.S.A.)                 (Great Britain)

JAMES G. INGLIS          A. MICHAEL ROSHOLT
  (SOUTH AFRICA)           (South Africa)

------------------------------------------
WESLEY A. STANGER, JR., DIRECTOR EMERITUS

OFFICERS

   ROBERT J.A. IRWIN, CHAIRMAN OF THE BOARD AND TREASURER

   RONALD L. MCCARTHY, MANAGING DIRECTOR

   CHESTER A. CROCKER, UNITED STATES SECRETARY

   RANQUIN ASSOCIATES, SOUTH AFRICAN SECRETARY

   HENRY R. BRECK, ASSISTANT TREASURER

AUDITORS

   ARTHUR ANDERSEN & CO., JOHANNESBURG, SOUTH AFRICA

   ARTHUR ANDERSEN LLP, NEW YORK, N.Y., U.S.A.

COUNSEL

   WERKSMANS,  JOHANNESBURG, SOUTH AFRICA,
   KIRKPATRICK & LOCKHART LLP, NEW YORK, N.Y., U.S.A.

CUSTODIAN

   THE CHASE MANHATTAN BANK, N.A. NEW YORK, N.Y., U.S.A.

SHAREHOLDER SERVICES

   LGN ASSOCIATES, FLORHAM PARK, NJ, USA (973) 377-3535
   WEBSITE--http://www.asaltd.com

TRANSFER AGENT

   EQUISERVE-FIRST CHICAGO TRUST DIVISION, JERSEY CITY, N.J.,
   U.S.A.


                       =====================================

                          A  S  A     L  I  M  I  T  E  D


                                [GRAPHIC OMITTED]


                                  I N T E R I M
                                   R E P O R T



                                     FOR THE
                                  THREE MONTHS
                                      ENDED
                                FEBRUARY 29, 2000